UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2021

MSA SAFETY INCORPORATED

(Exact name of Company as specified in its charter)

Pennsylvania	1-15579	46-4914539
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Cranberry Woods Drive Cranberry Township, Pennsylvania	16066-5207
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 776-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, no par value	MSA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On May 24, 2021, MSA Safety Incorporated (“MSA”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission disclosing, among other things, that MSA, MSA UK Holdings Limited, MSA Great Britain Holdings Limited and MSA International Holdings B.V., as borrowers, had entered into a Fourth Amended and Restated Credit Agreement dated as of May 24, 2021 (the “Credit Agreement”) with various MSA subsidiaries, as guarantors, various financial institutions, as lenders, and PNC Bank, National Association, as administrative agent. In the Original Form 8-K, MSA also disclosed that, on May 24, 2021, MSA had entered into an amendment (the “Note Agreement Amendment”) to its Second Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement dated as of January 22, 2016, as amended, with PGIM, Inc. and the noteholders party thereto.

In the Original Form 8-K, MSA stated that it intended to file copies of the Credit Agreement and Note Agreement Amendment as exhibits to an amendment to the Original Form 8-K. MSA is now filing this Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) solely to file the Credit Agreement and Note Agreement Amendment as Exhibit 10.1 and Exhibit 10.2, respectively, to this Amendment No. 1. This Amendment No. 1 does not change any previously reported information or any disclosures contained in the Original Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

No.	Description

10.1	Fourth Amended and Restated Credit Agreement, dated as of May 24, 2021, by and among MSA Safety Incorporated, MSA UK Holdings Limited, MSA Great Britain Holdings Limited, MSA International Holdings B.V., as borrowers, various MSA subsidiaries, as guarantors, various financial institutions, as lenders, and PNC Bank National Association, as administrative agent.*

10.2	Third Amendment to Second Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated as of May 24, 2021, by and among MSA Safety Incorporated, each of the guarantors signatory thereto, PGIM, Inc., and each of the noteholders party thereto.*

104	Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101.

*	The exhibits and schedules to this agreement have been omitted. A copy of omitted exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, MSA Safety Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSA Safety Incorporated (Registrant)

By:	/s/ Stephanie L. Sciullo
Stephanie L. Sciullo
Vice President and Chief Legal Officer

Date: May 26, 2021